SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2006

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1005 HIGH HOUSE ROAD, CARY, NC 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2006, the Registrant and its wholly owned subsidiary, Port City Capital Bank, entered into employment agreements with W. Keith Betts, Lawrence S. Brobst and John M. Franck to serve as President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and Executive Vice President and Senior Lending Officer, respectively, of Port City Capital Bank.

Each of the agreements provides for a term of employment of three years commencing on September 1, 2006. The term of each employment agreement extends for an additional year upon each anniversary of its effective date, unless notice to the contrary is given by the board of directors.

The agreements provide for salary and other benefits commensurate with the each executive’s position with Port City Capital Bank and also provide for “change in control” payments upon the occurrence of a termination event within 24 months of a change in control of the Registrant. Each of the agreements also includes a covenant not to compete.

The employment agreements are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated by reference in to this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2006, Crescent Financial Corporation (the “Registrant”) completed its acquisition of Port City Capital Bank, Wilmington, North Carolina by merging New Sub I, Inc., a special purpose wholly-owned subsidiary of the Registrant, with and into Port City Capital Bank. The merger was consummated pursuant to the terms of an Agreement and Plan of Merger by and between the Registrant and Port City Capital Bank, dated April 6, 2006. The Agreement and Plan of Merger was included as Appendix A to the Joint Proxy Statement/Prospectus which formed a part of the Registrant’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on May 10, 2006 (Reg. No. 333-166969) and incorporated by reference into this Current Report on Form 8-K.

Under the terms of the Agreement and Plan of Merger, each issued and outstanding share of Port City Capital Bank common stock was exchanged for 2.2620 shares of the Registrant’s $1.00 par value per share common stock and $3.30 in cash. The Registrant anticipates that it will issue a total of 2,432,371 shares of common stock and anticipates that it will disburse a total of $3,550,590 in cash in connection with the transaction.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d) Effective September 1, 2006, the Registrant appointed three new members to its board of directors. The directors are members of the board of directors of Port City Capital Bank and were appointed to the Registrant’s board of directors pursuant to the Agreement and Plan of Merger by and between the Registrant and Port City Capital Bank. Each of the new directors will stand for re-election by the Registrant’s shareholders at the Registrant’s 2007 annual meeting and will serve until his successor is elected and duly qualified. Each of the new directors is “independent” under NASDAQ listing standards, however, the new directors have not been assigned to any committees of the board of directors as of the filing date of this Current Report.

Certain information regarding the Registrant’s newly appointed directors appears below:

Name and Age	Term Expires	Principal Occupation and Business Experience During Past 5 Years
William H. Cameron (52)	2007	President, Cameron Management, Inc., 2001-Present; Principal, Cameron Company, Wilmington, NC, 1986-Present; Member, St. Andrews Covenant Presbyterian Church, Wilmington, NC.

Charles A. Paul, III (40)	2007	Managing Partner, Harbor Island Partners, LLC, Wilmington, NC, 2001-Present; Managing Partner, Arnolt Partners, LLC, Indianapolis, IN, 1997-2001; Investment Banking, Merrill Lynch & Co., Salomon Brothers, Inc., New York, NY 1989-1994; MBA, Harvard Business School, 1996; Eagle Scout; Director, Cape Fear Youth Soccer Association; Member, Executive Board, BSA Cape Fear Council; Member, UNCW Cameron School of Business, CEN Board.

Jon T. Vincent, CPA (49)	2007	Chairman of the Board of Directors of Port City Capital Bank; President, JTV Business Consultant and Management, Wilmington, NC, 1990-Present; President, Gulfstream Foods of North Carolina, Inc., Wilmington, NC; Trustee and Member of Finance Committee, Cape Fear Academy; Former Chairman and Treasurer of Finance Committee, St. Mark Catholic Church; Former President, St. Lucy Catholic Church Parish Council.

Port City Capital Bank paid Mr. Paul a fee of $75,000 prior to consummation of the merger of New Sub I, Inc. with and into Port City Capital Bank in consideration of his assistance in analyzing and negotiating the acquisition of Port City Capital Bank by the Registrant. This payment was approved by the board of directors of Port City Capital Bank, with Mr. Paul abstaining.

ITEM 8.01 OTHER EVENTS

On September 1, 2006, the Registrant announced that it had completed its acquisition of Port City Capital Bank. A copy of the Registrant’s press release announcing the completion of the acquisition is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

The financial statements of Port City Capital Bank required by this Item 9.01(a) are incorporated by reference into this Item 9.01 from the Registrant’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on May 10, 2006 (Reg. No. 333-166969).

(b)	Pro forma financial information

The pro forma financial statements required by this Item 9.01(b) are incorporated by reference from the Registrant’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on May 10, 2006 (Reg. No. 333-166969).

(d)	The following exhibits are filed herewith:

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated April 6, 2006 (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus which formed a part of the Registrant’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on May 10, 2006 (Reg. No. 333-166969)

10.1	Employment Agreement by and between the Registrant, Port City Capital Bank and W. Keith Betts

10.2	Employment Agreement by and between the Registrant, Port City Capital Bank and Lawrence S. Brobst

10.3	Employment Agreement by and between the Registrant, Port City Capital Bank and John M. Franck

23.1	Consent of Larrowe & Company, P.L.C.

99.1	Press Release

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

Dated: September 1, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated April 6, 2006 (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus which formed a part of the Registrant’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on May 10, 2006 (Reg. No. 333-166969)

10.1	Employment Agreement by and between the Registrant, Port City Capital Bank and W. Keith Betts

10.2	Employment Agreement by and between the Registrant, Port City Capital Bank and Lawrence S. Brobst

10.3	Employment Agreement by and between the Registrant, Port City Capital Bank and John M. Franck

23.1	Consent of Larrowe & Company, P.L.C.

99.1	Press Release